UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2003


                            MARATHON OIL CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                         1-5153                   25-0996816
(State or other jurisdiction     (Commission File Number)       (IRS Employer
   of incorporation)                                        Identification No.)


  5555 San Felipe Road, Houston, Texas                     77056-2723
(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 629-6600

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Item 5.        Other Events.

               On June 20, 2003, Marathon Oil Corporation (Marathon) issued a press release announcing it has, through its subsidiaries, signed a Dissolution and Distribution Agreement with Kinder Morgan Energy Partners, L.P. to dissolve MKM Partners L.P. (and a related company, MKM Holdings LLC), which has oil and gas production operations in the Permian Basin of Texas (Release). For additional information, please refer to the Release attached to this Report as Exhibit 99.1, which
               Release  (other than the quotation from  Marathon's   President
               and CEO and the contact information) is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits.

               (c)     Exhibits.

                       99.1 Press Release dated June 20, 2003, issued by Marathon Oil Corporation.



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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MARATHON OIL CORPORATION




Date: June 20, 2003                By:      /s/ A.G. Adkins
                                      -----------------------------------------
                                       A.G. Adkins
                                       Vice President-Accounting and Controller


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                                  EXHIBIT INDEX

Number      Exhibit

 99.1       Press Release dated June 20, 2003, issued by
            Marathon Oil Corporation.